USAA TARGET RETIREMENT 2020 FUND (URTNX)

Supplement dated June 24, 2020

to the Prospectus dated May 1, 2020

On June 11, 2020, the Board of Trustees of USAA Mutual Funds Trust unanimously approved a Plan of Reorganization and Termination pursuant to which the USAA Target Retirement 2020 Fund (the "2020 Fund") will be reorganized with and into the USAA Target Retirement Income Fund in what is expected to be a tax-free reorganization (the "Reorganization").

The Funds have the same investment objectives, substantially the same principal investment strategies, and the same principal risks. The Reorganization is expected to occur on or about September 11, 2020.

Effective July 20, 2020, the 2020 Fund will be closed to new investors. Existing shareholders may continue to make additional investments into existing accounts after that date. However, the 2020 Fund will stop accepting purchase requests from existing accounts shortly before the Reorganization is scheduled to occur. If you place a purchase order directly or through an investment program during this period before the Reorganization, it will be rejected.

Additional information concerning the Reorganization and the USAA Target Retirement Income Fund will be provided in an Information Statement/Prospectus to be mailed to existing shareholders of the 2020 Fund later this summer.

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

TR2020-STATPRO-SUP1(0620)